Exhibit 10.6

AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 15th day of February 2011 by and between Silicon Valley Bank (“Bank”) and Decisionpoint Systems, Inc., a Delaware corporation, Decisionpoint Systems Group, Inc., a Delaware corporation, Decisionpoint Systems CA, Inc., a California corporation, Decisionpoint Systems CT, Inc., a Connecticut corporation and CMAC, Inc., a Georgia corporation (jointly and severally, the “Borrower”) whose address is 19655 Descartes, Foothill Ranch, CA  92610.

Recitals

A.           Bank and Borrower have entered into that certain Loan and Security Agreement dated as of December 15, 2006 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.           Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.           Borrower has requested that Bank amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.           Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.           Amendment to Loan Agreement.

2.1           Modified Access to Collateral; Books and Records.  Section 6.6 of the Loan Agreement is hereby amended in its entirety to read as follows:

6.6           Access to Collateral; Books and Records.  At reasonable times, on one (1) Business Day’s notice (provided no notice is required if an Event of Default has occurred and is continuing), Bank, or its agents, shall have the right to inspect the Collateral and the right to audit and copy Borrower’s Books. The initial audit with respect to CMAC, Inc. will be conducted within sixty (60) days from February 15, 2011 [the date of this Amendment].  The parties contemplate that thereafter such audits, on a consolidated basis, will be performed no more frequently than semi-annually, but nothing herein restricts Bank’s right to conduct such audits more frequently if (i) Bank believes that it is advisable to do so in Bank’s good faith business judgment, or (ii) Bank believes in good faith that a Default or Event of Default has occurred.  The foregoing inspections and audits shall be at Borrower’s expense, and the charge therefor shall be $850 per person per day (or such higher amount as shall represent Bank’s then-current standard charge for the same), plus reasonable out-of-pocket expenses.  In the event Borrower and Bank schedule an audit more than ten (10) days in advance, and Borrower cancels or seeks to reschedules the audit with less than ten (10) days written notice to Bank, then (without limiting any of Bank’s rights or remedies), Borrower shall pay Bank a fee of $1,000 plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling.

2.2           Modified Definition of Maximum Dollar Amount.  The definition of “Maximum Dollar Amount” set forth in Section 13.1 of the Loan Agreement is hereby amended to read as follows:

“Maximum Dollar Amount” is $10,000,000.

2.3           Modified Definition of Revolving Line Maturity Date.  The definition of “Revolving Line Maturity Date” in Section 13.1 of the Loan Agreement is hereby amended to read as follows:

“Revolving Line Maturity Date” is February 15, 2013 [the date that is two years from the date of this Amendment].

2.4           Fee. In consideration for Bank entering into this Amendment, Borrower shall pay to Bank a fee in the amount of $100,000, which fee is fully earned as of the date hereof, shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents, and shall be payable as follows:

(i)	$25,000 on the date of this Amendment; and

(ii)	$25,000 on the earlier of: (A) June 30, 2011 or (B) the date the Obligations become due and payable pursuant to the terms of the Loan Agreement; and

(iii)	$25,000 on the earlier of: (A) September 30, 2011 or (B) the date the Obligations become due and payable pursuant to the terms of the Loan Agreement; and

(iv)	$25,000 on the earlier of: (A) December 31, 2011 or (B) the date the Obligations become due and payable pursuant to the terms of the Loan Agreement.

2.5           Anniversary Fee.  In addition to all interest and any other fees payable by Borrower under the Loan Agreement and this Amendment, Borrower agrees that it shall pay to Bank, on February ____, 2012 [the date that is one year from the date of this Amendment] (or upon termination of the Loan Agreement if such termination occurs on or before such date), a fully earned, non-refundable anniversary fee in the amount of $100,000.

3.           Limitation of Amendments.

3.1           The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2           This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.           Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1           Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2           Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3           The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended (except to reflect the name change of each Borrower), supplemented or restated and are and continue to be in full force and effect;

4.4           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7           This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.           Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.           Effectiveness.  This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.

[Signature page follows]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK Silicon Valley Bank	BORROWER Decisionpoint Systems, Inc.

By:	By:
Name:	Name:
Title:	Title:

BORROWER Decisionpoint Systems Group, Inc.	BORROWER Decisionpoint Systems CA, Inc.

By:	By:
Name:	Name:
Title:	Title:

BORROWER Decisionpoint Systems CT, Inc.	BORROWER CMAC, Inc

By:	By:
Name:	Name:
Title:	Title:

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